                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                        Date of report:         17-May-01

                         CIT Equipment Collateral 2001-1

A New York               Commission File               I.R.S. Employer
Corporation              No. 0001136811                No. 51-0407692

                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

Item 5. Other

                         CIT Equipment Collateral 2001-1
                            Monthly Servicing Report


                                               Determination Date:     05/17/01
                                               Collection Period:      04/30/01
                                               Payment Date:           05/21/01
I.      AVAILABLE FUNDS

   A.  Available Pledged Revenues

                a.      Scheduled Payments Received                                         $28,229,221.17
                b.      Liquidation Proceeds Allocated to Owner Trust                           188,604.16
                c.      Required Payoff Amounts of Prepaid Contracts                          4,207,174.87
                d.      Required Payoff Amounts of Purchased Contracts                                0.00
                e.      Proceeds of Clean-up Call                                                     0.00
                f.      Investment Earnings on Collection Account and
                          Note Distribution Account                                                   0.00
                                                                                            --------------
                                        Total Available Pledged Revenues =                  $32,625,000.20

  B.  Determination of Available Funds

                a.      Total Available Pledged Revenues                                    $32,625,000.20
                b.      Receipt from Class A-4 Swap Counterparty                                      0.00
                c.      Servicer Advances                                                     3,377,774.49
                d.      Recoveries of  prior Servicer Advances                               (5,241,473.95)
                                                                                            --------------
                e.      Withdrawal from Cash Collateral Account                                 263,993.72

                                        Total Available Funds =                              31,025,294.46

II.     DISTRIBUTION AMOUNTS

   A.  COLLECTION ACCOUNT DISTRIBUTIONS
                1.      Reimbursement of Servicer Advances

                2.      Servicing Fee                                                           490,039.67

                3.      Class A-1 Note Interest Distribution          523,021.69
                        Class A-1 Note Principal Distribution      25,496,855.63
                           Aggregate Class A-1 distribution                                  26,019,877.32

                4.      Class A-2 Note Interest Distribution        1,062,566.67
                        Class A-2 Note Principal Distribution               0.00
                           Aggregate Class A-2 distribution                                   1,062,566.67

                5.      Class A-3 Note Interest Distribution        1,015,491.67
                        Class A-3 Note Principal Distribution               0.00
                           Aggregate Class A-3 distribution                                   1,015,491.67

                6.      Class A-4 Note Interest Distribution          583,557.38
                        Class A-4 Note Principal Distribution               0.00
                           Aggregate Class A-4 distribution                                     583,557.38

                7.      Class B Note Interest Distribution             52,042.21
                        Class B Note Principal Distribution           406,864.72
                           Aggregate Class B distribution                                       458,906.93

                8.      Class C Note Interest Distribution             72,264.52
                        Class C Note Principal Distribution           542,486.29
                           Aggregate Class C distribution                                       614,750.81

                9.      Class D Note Interest Distribution             99,804.75
                        Class D Note Principal Distribution           678,107.86
                           Aggregate Class D distribution                                       777,912.61

                10.     Payment due to the Class A-4 Swap
                           Counterparty                                                           2,191.40

                11.     Deposit to the Cash Collateral Account                                        0.00

                12.     Amounts in accordance with the CCA Loan Agreement                             0.00

                13.     To the holder of the equity certificate                                       0.00

                                        Collection Account Distributions =                   31,025,294.46
                                                                                             =============

   B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

                1.      Payment due on the Senior Loan                                        1,842,856.03

                2.      Payment due on the Holdback                                              93,961.48

                3.      Payment to the Depositor                                                      0.00

                                                                                             -------------
                                        Cash Collateral Account Distributions =               1,936,817.51
                                                                                             =============

III.       INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


               --------------------------------------------------------------------------------------------------------
                      Distribution                      Class A-1       Class A-2         Class A-3         Class A-4
                        Amounts                           Notes           Notes             Notes             Notes
               --------------------------------------------------------------------------------------------------------
          1.           Interest Due                     523,021.69     1,062,566.67      1,015,491.67      583,557.38
          2.          Interest Paid                     523,021.69     1,062,566.67      1,015,491.67      583,557.38
          3.        Interest Shortfall                        0.00             0.00              0.00            0.00
                     ((1) minus (2))
          4.          Principal Paid                 25,496,855.63             0.00              0.00            0.00
          5.    Total Distribution Amount            26,019,877.32             0.00        583,557.38        2,191.40
                     ((2) plus (4))


               ---------------------------------------------------------------------------------------------------------
                      Distribution                      Class B           Class C           Class D       Total Offered
                        Amounts                          Notes             Notes             Notes            Notes
               ---------------------------------------------------------------------------------------------------------
          1.           Interest Due                      52,042.21        72,264.52         99,804.75       3,408,748.89
          2.          Interest Paid                      52,042.21        72,264.52         99,804.75       3,408,748.89
          3.        Interest Shortfall                        0.00             0.00              0.00               0.00
                     ((1) minus (2))
          4.          Principal Paid                    406,864.72       542,486.29        678,107.86      27,124,314.50
          5.    Total Distribution Amount               458,906.93       614,750.81        777,912.61      28,457,196.45
                     ((2) plus (4))

IV.  Information Regarding the Securities

   A    Summary of Balance Information

             -----------------------------------------------------------------------------------------------------------------------
                                                Applicable  Principal Balance    Class Factor    Principal Balance   Class Factor
                      Class                       Coupon          May-01            May-01            Apr-01           Apr-01
                                                   Rate        Payment Date       Payment Date      Payment Date     Payment Date
             -----------------------------------------------------------------------------------------------------------------------
         a.      Class A-1 Notes                  5.0325%      95,194,654.28         0.52886        120,691,509.91    0.67051
         b.      Class A-2 Notes                  5.0200%     254,000,000.00         1.00000        254,000,000.00    1.00000
         c.      Class A-3 Notes                  5.2300%     233,000,000.00         1.00000        233,000,000.00    1.00000
         d.      Class A-4 Notes                  5.2400%     129,328,157.00         1.00000        129,328,157.00    1.00000
         e.       Class B Notes                   5.3100%      11,354,087.41         0.89350         11,760,952.13    0.92552
         f.       Class C Notes                   5.5300%      15,138,783.22         0.89350         15,681,269.51    0.92552
         g.       Class D Notes                   6.1100%      18,923,479.02         0.89350         19,601,586.89    0.92552

         h.            Total Offered Notes                    756,939,160.94                        784,063,475.44

         i.         One - Month Libor Rate                            5.0500%



   B      Other Information

               -----------------------------------------------------------------
                                          Scheduled              Scheduled
                                      Principal Balance      Principal Balance
                      Class                May-01                 Apr-01
                                        Payment Date           Payment Date

               -----------------------------------------------------------------
                 Class A-1 Notes        107,828,769.00         129,963,891.00


               --------------------------------------------------------------------------------------------------
                                                       Target             Class          Target         Class
                                     Class        Principal Amount        Floor     Principal Amount    Floor
                      Class       Percentage           May-01            May-01          Apr-01         Apr-01
                                                    Payment Date      Payment Date    Payment Date   Payment Date
               --------------------------------------------------------------------------------------------------
                     Class A        94.00%          711,522,811.28                   737,019,666.91
                     Class B         1.50%           11,354,087.41         0.00       11,760,952.13      0.00
                     Class C         2.00%           15,138,783.22         0.00       15,681,269.51      0.00
                     Class D         2.50%           18,923,479.02         0.00       19,601,586.89      0.00


V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT

         1.    Principal Balance of Notes and Equity Certificates                     784,063,475.44
               (End of Prior Collection Period)
         2.    Contract Pool Principal Balance (End of Collection Period)             756,939,160.94
                                                                                      --------------
                                                 Total monthly principal amount        27,124,314.50


VI. CONTRACT POOL DATA

    A.  CONTRACT POOL CHARACTERISTICS

                                                       -----------------------------------------------------------------
                                                            Original               May-01                 Apr-01
                                                              Pool              Payment Date           Payment Date
                                                       -----------------------------------------------------------------
         1.    a.  Contract Pool Balance                 847,157,614.00        756,939,160.94          784,063,475.44
               b.  No of Contracts                               47,846                47,229                  47,444

         2.    Weighted Average Remaining Term                    40.60                  38.4                    39.3

         3.    Weighted Average Original Term                      44.1

   B.  DELINQUENCY INFORMATION


                                  -------------------------------------------------------------------------------------
                                                   % of          % of Aggregate
                                                                 Required Payoff        No. Of     Aggregate Required
                                                 Contracts            Amount           Accounts       Payoff Amounts
                                  -------------------------------------------------------------------------------------
         1.    Current                            93.16%              94.00%            43,999       719,499,312.47
               31-60 days                          3.63%               3.39%             1,715        25,938,207.19
               61-90 days                          1.72%               1.36%               813        10,398,075.32
               91-120 days                         0.89%               0.79%               422         6,062,501.62
               120+ days                           0.59%               0.46%               280         3,527,164.91

                           Total Delinquency      100.0%              100.0%            47,229       765,425,261.51


         2.    Delinquent Scheduled Payments:

               Beginning of Collection Period                                    10,349,800.03
               End of Collection Period                                           8,486,100.57
                                                                                 -------------

                           Change in Delinquent Scheduled Payments               (1,863,699.46)


   C.  DEFAULTED CONTRACT INFORMATION

         1.    Required Payoff Amount on Defaulted Contracts                        668,010.59
         2.    Liquidation Proceeds received                                        188,604.16
                                                                                 -------------
         3.    Current Liquidation Loss Amount                                      479,406.43

         4.    Cumulative Liquidation Losses to date                                967,607.56

                                    % of Initial Contracts                              0.161%
                        % of Initial Contract Pool Balance                              0.114%


VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


   A.  CASH COLLATERAL ACCOUNT

         1.    Opening Cash Collateral Account                                          56,844,601.97

         2.    Deposit from the Collection Account                                               0.00

         3.    Withdrawls from the Cash Collateral Account                                (263,993.72)

         4.    Available amount                                                         56,580,608.25

         5.    Required Cash Collateral Account Amount                                  54,878,089.17

         6.    Cash Collateral Account Surplus/(Shortfall)                               1,702,519.08

         7.    Release of Cash Collateral Surplus                                                0.00

         8.    Ending Cash Collateral Account                                           54,878,089.17

   B.  CASH COLLATERAL ACCOUNT LOANS


         1.    Available Funds
               a.  Excess Spread from Collection Account                                                         0.00
               b.  Investment Earnings                                                                     234,298.43

               Total Available Funds                                                                       234,298.43

         2.    Distribution of Available Funds
               a.  Senior Loan Interest                                                                    140,336.95
               b.  Senior Loan Principal                                                                         0.00
               c.  Holdback Amount Interest                                                                 93,961.48
               d.  Holdback Amount Principal                                                                     0.00
               e.  Remainder to the Depositor                                                                    0.00

         3. Distribution of CCA Surplus:
               a.  Senior Loan Principal                                                                 1,702,519.08
               b.  Holdback Amount Principal                                                                     0.00
                                                  Total Distribution of Surplus                          1,702,519.08

         4.    Summary of Balance and Rate Information
               Applicable Rates for the Interest Period:
               a.  Libor Rate for the Interest Period                                   5.0500%
               b.  Senior Loan Interest Rate                                            8.5500%
               c.  Holdback Amount Interest Rate                                       10.3000%


               ------------------------------------------------------------------------
                                                  May-01                 Apr-01
                     Item                      Payment Date           Payment Date
               ------------------------------------------------------------------------
               a.  Senior Loan                 12,784,202.20          14,486,721.28
               b.  Holdback Amount             42,357,880.69          42,357,880.69


VIII. MISCELLANEOUS INFORMATION

   A.  SERVICER ADVANCE BALANCE

         1.    Opening Servicer Advance Balance                                        10,349,800.03
         2.    Current Period Servicer Advance                                          3,377,774.49
         3.    Recoveries of prior Servicer Advances                                   (5,241,473.95)
         4.    Ending Servicer Advance Balance                                          8,486,100.57

   D.  OTHER RELATED INFORMATION

         1.    Discount Rate                                                                 6.0260%

         2.    Life to Date Prepayment (CPR)                                                    9.0%

         3.    Life to Date Substitutions:

               a.  Prepayments                                       0.00

               b.  Defaults                                          0.00


                             Servicer's Certificate

            The undersigned, on behalf of Capita Corporation, in its
           capacity as servicer (The Servicer ) under the Pooling and
             Servicing Agreement, dated as of February 1, 2001 (the
             Pooling and Servicing Agreement ), among CIT Equipment
           Collateral 2001-1, NCT Funding Company LLC, Chase Manhattan
                Bank, as trustee under the Indenture, and Capita
           Corporation, in its individual capacity and as Servicer, DO
              HEREBY CERTIFY that I am a Responsible Officer of the
            Servicer and, pursuant to Section 9.02 of the Pooling and
              Servicing Agreement, I DO HEREBY FURTHER CERTIFY the
           following report with respect to the Payment Date occurring on 05/21/01


         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement
        with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                        Pooling and Servicing Agreement.


                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer